EXHIBIT 10.1

EXTENSION, JOINDER AND FIRST AMENDMENT

TO

FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Extension, Joinder and First Amendment to the Fourth Amended and Restated Loan and Security Agreement (this “Amendment”) is made as of July 31, 2012, among Regional Management Corp., Regional Finance Corporation of South Carolina, Regional Finance Corporation of Georgia, Regional Finance Corporation of Texas, Regional Finance Corporation of North Carolina, Regional Finance Corporation of Alabama, Regional Finance Corporation of Tennessee, Regional Finance Company of New Mexico, LLC, Regional Finance Company of Oklahoma, LLC, Regional Finance Company of Missouri, LLC (each individually a “Borrower” and collectively the “Borrowers”), the financial institutions listed therein (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”) and Bank of America, N.A. as agent for the Lenders (in its capacity as agent, the “Agent”).

RECITALS

WHEREAS, the Borrowers (other than Regional Finance Company of New Mexico, LLC, Regional Finance Company of Oklahoma, LLC and Regional Finance Company of Missouri, LLC), Lenders and Agent are parties to that certain Fourth Amended and Restated Loan and Security Agreement dated as of January 18, 2012, (as amended, restated, modified, substituted, extended, or renewed from time to time, and together with all of its exhibits, schedules and attachments thereto, collectively the “Agreement” or the “Loan Agreement”);

WHEREAS, the Borrowers acknowledge that as of July 30, 2012, there is currently outstanding the aggregate principal amount of $221,607,410.02 under the revolving credit facility.

WHEREAS, the Borrowers have requested that the Lenders modify certain provisions of the Agreement to provide, among other things, for the extension of the maturity date and increasing the amount of the Total Credit Facility (as defined in the Loan Agreement) and the Lenders are willing to do so on the terms and conditions as hereinafter set forth, including but not limited to the conditions that Regional Finance Company of New Mexico, LLC, Regional Finance Company of Oklahoma, LLC and Regional Finance Company of Missouri, LLC become a party to the Loan Agreement, each as a Borrower.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	The Borrowers, Lenders and Agent agree that the Recitals above are a part of this Amendment. Unless otherwise expressly defined in this Amendment, terms defined in the Loan Agreement shall have the same meaning under this Amendment.

2.	The Borrowers represent and warrant to the Lenders as follows:

(a) Each Borrower is a corporation (or limited liability company, as applicable) duly organized and validly existing in good standing under the laws of the state in which it was organized.

(b) Each Borrower has the power and authority to execute and deliver this Amendment and perform its obligations hereunder and has taken all necessary and appropriate corporate (or limited liability company) action to authorize the execution, delivery and performance of this Amendment.

(c) The Loan Agreement, as amended by this Amendment, the Fourth Amended and Restated Pledge Agreement and each of the other Loan Documents are each hereby ratified, remain in full force and effect, and each constitutes the valid and legally binding obligation of each Borrower, enforceable in accordance with its terms.

(d) All of the Borrowers’ representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date of the Borrowers’ execution of this Amendment.

(e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Loan Agreement or the other Loan Documents.

3.	The Loan Agreement is hereby amended as follows:

(a)	Section 1.1 of the Agreement is hereby amended by deleting the definition of “Availability” and replacing it with the following:

“Availability” shall mean, as of the date of determination, an amount, less the sum of the Bank Borrowing Reserve and the Bank Product Reserve and less the aggregate undrawn face amount of all outstanding Letters of Credit which the Agent has caused to be issued or obtained for the Borrowers’ accounts, equal to an amount determined by multiplying (i) the Advance Rate by (ii) the remainder of (x) the aggregate amount of all presently due and future, unpaid, noncancellable installment payments to be made under all of Borrowers’ Eligible Contracts, minus (y) the sum of all properly calculated, unearned finance charges, unearned acquisition/initial charges, unearned maintenance fees, unearned discounts and dealer reserves included therein. Notwithstanding the foregoing, for the purpose of calculating Availability, (i) the maximum amount of Mortgage Loans, which have an amount financed of $15,000.00 or more, outstanding at any time shall not exceed fifteen percent (15%) of all Contracts then outstanding and (ii) the maximum amount of Contracts outstanding at any time which are secured by a mobile home shall not exceed $400,000.00.

(b)	Section 1.1 of the Agreement is hereby amended by deleting the definition of “Borrower” and “Borrowers” and replacing it with the following:

“Borrower” and “Borrowers” shall mean Regional Management Corp., Regional Finance Corporation of South Carolina, Regional Finance Corporation of Georgia, Regional Finance Corporation of Texas, Regional Finance Corporation of North Carolina, Regional Finance Corporation of Alabama, Regional Finance Corporation of Tennessee, Regional Finance Company of New Mexico, LLC, Regional Finance Company of Missouri, LLC and Regional Finance Company of Oklahoma, LLC (each individually a “Borrower” and collectively the “Borrowers”)

(c)	Section 1.1 of the Agreement is hereby amended by added the definition of “Borrower Agent” as follows:

“Borrower Agent” shall have the meaning ascribed to such term in Section 2.21.

(d)	Section 1.1 of the Agreement is hereby amended by deleting the definition of “Fee Letters” and replacing it with the following:

“Fee Letters” shall mean those certain letter agreements dated the date hereof and on July 31, 2012 with respect to certain fees payable to Agent and/or Lenders.

(e)	Section 1.1 of the Agreement is hereby amended by deleting the definition of “Guarantor” and replacing it with the following:

“Guarantor shall mean, individually and collectively, any Person guaranteeing the Obligations of Borrowers including, without limitation, Credit Recovery Associates and Upstate Motor Company.

(f)	Section 1.1 of the Agreement is hereby amended by deleting the definition of “Total Credit Facility” and replacing it with the following:

“Total Credit Facility” shall mean $325,000,000.00.

(g)	Section 1.1 of the Agreement is hereby amended by adding the following new definitions to such section in alphabetical order:

“Augmenting Lender”: shall have the meaning ascribed to such term in Section 2.22 hereof.

“Commitment Increase Amount”: shall have the meaning ascribed to such term in Section 2.22 hereof.

“Declined Share”: shall have the meaning ascribed to such term in Section 2.22 hereof.

“Increasing Lender”: shall have the meaning ascribed to such term in Section 2.22 hereof.

(h)	Section 2.8 of the Agreement is hereby deleted in its entirety and replaced with the following:

“2.8 Unused Line Fee. Borrowers agree to pay, on the fifteenth day of each month and on the Maturity Date, to Agent, for the account of Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the “Unused Line Fee”) at the rates per annum set forth below opposite the applicable amounts under the column entitled “Average Daily Amount”. Such “Average Daily Amount” shall be an amount by which the Total Credit Facility exceeds the sum of (i) the average daily outstanding amount of Revolving Loans and (ii) the average daily undrawn face amount of outstanding Letters of . Credit during the immediately preceding month or shorter period if calculated on the Maturity Date. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All payments received by Agent shall be deemed to be credited to Borrowers’ Loan Account immediately upon receipt for purposes of calculating the Unused Line Fee pursuant to this Paragraph 2.8.

Average Daily Amount	Unused Line Fee Rate

If >$50,000,000.00	0.50%

If ≤$50,000,000.00	0.375	%”

(i)	A new Section 2.22 is added to the Agreement as follows:

“2.22 Requested Increases to Commitments. Provided that no Default or Event of Default exists, at any time prior to ninety (90) days before the

Maturity Date, Borrower Agent may request from time to time in writing to the Agent that the Commitments be increased, by an amount not less than $25,000,000 or higher integral multiple of $25,000,000, in any event, not to exceed $400,000,000 (total commitments), or an aggregate amount that is equal to an amount which would increase the Commitments to $400,000,000 (total commitments), according to the following procedures:

(a) The Borrowers shall offer the existing Lenders the opportunity to participate in any such increased amount of the Commitments (such increased amount being referred to as the “Commitment Increase Amount”) in accordance with each Lender’s Pro Rata Share (each participating Lender being referred to as an “Increasing Lender”). The existing Lenders shall be under no obligation to participate in any such Commitment Increase Amount and any agreement by any Lender to so participate will be in the sole discretion of such Lender.

(b) If any Lender declines to commit to its Pro Rata Share of any such Commitment Increase Amount (such declined portion of the Commitment Increase Amount being referred to as a “Declined Share”), then the Agent may join a new Lender (or Lenders) to this Agreement (each such Lender, an “Augmenting Lender”), who shall be acceptable to the Borrowers, or permit an existing Lender which has already agreed to commit to its Pro Rata Share of any such Commitment Increase Amount, to commit to the Declined Share. If an Augmenting Lender (or Lenders) commits to the Declined Share, it (or they) shall join this Agreement pursuant to a bank joinder and assumption agreement in form and substance reasonably satisfactory to the Agent and the Borrowers, setting forth the Commitment of such Augmenting Lender (or Lenders), pursuant to which such Augmenting Lender (or Lenders) will become party hereto as of the effective date thereof.

(c) On the effective date of any increase in the Commitment(s) as contemplated by this Section 2.22 (i) each Increasing Lender and Augmenting Lender shall make available to the Agent, for the benefit of the other Lenders, such amounts in immediately available funds as the Agent shall determine as being required in order to cause, after giving effect to such increase and the use of such to make payments to such other Lenders, each Lender’s portion of the outstanding Revolving Loans of all the Lenders to equal its Pro Rata Share of such outstanding Revolving Loans (after giving effect to the increase in the Commitment(s) occasioned by the addition of the Increasing Lender(s) or Augmenting Lender(s), or both, as the case may be) and (ii) the Borrowers shall be deemed to have repaid and reborrowed all outstanding Revolving Loans as of the date of any increase in the Commitment(s) (with such reborrowing to consist of Revolving Loans subject to the same interest rate options provided herein, with related Interest Periods if applicable, specified in a notice delivered by the Borrowers in accordance with the requirements of this Agreement). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence in respect of each LIBOR Revolving Loan shall be subject to indemnification by each Borrower pursuant to the provisions of Section 2.14 if the deemed payment occurs other than on the last day of the related Interest Periods. Upon the request of the Agent, each Borrower shall execute and deliver to Agent for the benefit of the Lenders any and all Notes and other documents, instruments, and agreements necessary or advisable in the reasonable judgment of the Agent to evidence or document the increase in the Commitment(s), including any amendments hereto, and each of the Lenders hereby provides its consent hereto and thereto and each Lender hereby authorizes the Agent to execute any such documents, instruments, and agreements consistent with the terms of this Section 2.22 on its behalf without the necessity of any further consent of any Lender. In consideration of each increase in the Commitment(s according to this Section 2.22 and as a condition thereto, the Borrowers shall pay to the Agent, for the ratable benefit of the Lenders who have funded the Commitment Increase Amount, an upfront commitment increase fee in an amount to be determined by Agent, payable on the effective date of each increase in the Commitment(s). Such fee shall be fully due and non-refundable when paid.”

(j)	Section 3.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“3.1 Term of Agreement and Loan Repayment. This Agreement shall have a term commencing on the date this Agreement becomes effective, and ending on July 31, 2015, or such earlier date by acceleration or otherwise (“Maturity Date”). The Loan shall be due and payable in full on the Maturity Date without notice or demand and shall be repaid to Agent, for the account of Lenders, by a wire transfer of immediately available funds. Borrowers may terminate this Agreement prior to the Maturity Date by: (a) giving Agent and Lenders at least thirty (30) days prior notice of intention to terminate this Agreement; (b) paying and performing, as appropriate, all Obligations on or prior to the effective date of termination (other than indemnification and other contingent obligations for which no amount is due and owing and for which no claim has been made); (c) paying to Agent, for the account of the Lenders, an early termination fee equal to (i) one percent (1.00%) of the outstanding Obligations in the event the effective date of termination occurs at any time on or prior to July 31, 2013, and (ii) one-half of one percent (0.50%) of the outstanding Obligations in the event the effective date of termination occurs at any time after July 31, 2013 and prior to the Maturity Date; and (d) with respect to any LIBOR Revolving Loans prepaid in connection with such termination prior to the expiration date of the Interest Period applicable thereto, the payment of the amounts described in Paragraph 2.14. Notwithstanding the foregoing, upon the occurrence of an Event of Default, Agent may (and shall, at the direction of Majority Lenders) immediately accelerate the Maturity Date and terminate further performance under this Agreement without notice or demand. For the avoidance of doubt, the amendment and restatement of the Existing Agreement shall not constitute a termination of the Existing Agreement for purposes of Section 3.1 thereof.”

(k)	Section 5.2(e)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(i) within 20 days after the end of each calendar month during the term of this Agreement, a Collateral and Loan Status Report (the “Borrowing Base Certificate”) and Monthly Report of Delinquent Accounts in forms provided by Agent (or in such other form approved by Agent), containing the information requested therein, and”

(l)	Section 11.1(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(b) increase the Commitment of any Lender such that the Total Credit Facility after such increase is greater than $400,000,000.00;”

(m)	The Schedules of the Agreement are hereby deleted in their entirety and replaced with the Schedules attached hereto.

4.	This Amendment shall become effective when and only when (a) this Amendment shall be executed and delivered by each Borrower, the Agent and the Lenders, (b) the Agent shall have received a certificate of the Secretary of each Borrower as to (x) resolutions of its board of directors, or applicable governing body, then in full force and effect authorizing the execution, delivery and performance of this Amendment and (y) the incumbency signatures of those of its officers authorized to act with respect to this Amendment, (c) the Agent shall have received an executed Reaffirmation from the Guarantors, (d) the Agent shall have received executed each of the Notes, as amended and restated, (e) the Agent shall have received any Fee Letters to be executed in connection with this Amendment, (f) the Borrowers shall have paid to Agent a non-refundable amendment fee, in full in cash equal to $105,000.00, to be distributed by Agent pro-rata (based on such Lender’s percentage of the increase to its Commitment consummated by this Amendment) to the Lenders and (g) the Agent shall have received such additional closing documents as it shall reasonably specify in connection with the transactions contemplated hereby.

5.	The Borrowers hereby issue, ratify and confirm the representations, warranties and covenants contained in the Loan Agreement, as amended hereby and each of the other Loan Documents given by the Borrowers to the Lenders in favor of the Lenders. The Borrowers agree that this Amendment is not intended to and shall not cause a novation with respect to any or all of the Obligations.

6.	In consideration of Regional Finance Company of Oklahoma, LLC and Regional Finance Company of New Mexico, LLC becoming Borrowers under the Loan Agreement, the Borrowers and the Lenders hereby consent to and the Agent hereby acknowledges pursuant to Section 11.1 (i) of the Loan Agreement the termination of (i) that certain Security Agreement dated on or about June 11, 2012 among Regional Finance Company of New Mexico, LLC and the Agent, (ii) that certain Security Agreement dated as of January 18, 2012 among Regional Finance Company of Oklahoma, LLC and the Agent and (iii) that certain Guaranty dated on or about June 11, 2012 among Regional Finance Company of New Mexico, LLC and the Agent and (iv) that certain Guaranty dated as of January 18, 2012 among Regional Finance Company of Oklahoma, LLC and the Agent. Notwithstanding the foregoing by signing this Amendment Regional Finance Company of Oklahoma, LLC and Regional Finance Company of New Mexico, LLC shall become Borrowers under the Loan Agreement and their obligations with respect to Section 4 of the Loan Agreement shall be in full force and effect.

7.	The Borrowers acknowledge and warrant that the Lenders have acted in good faith and have conducted itself in a commercially reasonable manner in its relationships with the Borrowers in connection with this Amendment and generally in connection with the Loan Agreement and the Obligations, the Borrowers hereby waiving and releasing any claims to the contrary.

8.	The Borrowers shall pay at the time this Amendment is executed (or as otherwise provided for in this Agreement) and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lenders and their counsel in connection with this Amendment, including, but not limited to, reasonable fees and expenses of the Lenders’ counsel and all recording fees, taxes and charges.

9.	This Amendment is one of the Loan Documents. This Amendment may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by fax. Any party who chooses to deliver its signature by fax agrees to provide a counterpart of this Amendment with its inked signature promptly to each other party.

10.	This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, except that no doctrine of choice of law shall be used to apply the laws of any other state or jurisdiction to this Amendment.

11.	EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, ACTION OR OTHER PROCEEDING ARISING UNDER OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS

REGIONAL MANAGEMENT CORP.

REGIONAL FINANCE CORPORATION OF SOUTH CAROLINA

REGIONAL FINANCE CORPORATION OF GEORGIA

REGIONAL FINANCE CORPORATION OF TEXAS

REGIONAL FINANCE CORPORATION OF NORTH CAROLINA

REGIONAL FINANCE CORPORATION OF ALABAMA

REGIONAL FINANCE CORPORATION OF TENNESSEE

REGIONAL FINANCE COMPANY OF OKLAHOMA, LLC

REGIONAL FINANCE COMPANY OF NEW MEXICO, LLC

REGIONAL FINANCE COMPANY OF MISSOURI, LLC

By:	/s/ Robert D. Barry
Name:	Robert D. Barry

Title: EVP/CFO of each of the above-listed corporations and EVP/CFO of each of the above-listed limited liability companies

AGENT

BANK OF AMERICA, N.A., as Agent

By:	/s/ Bruce Jenks
Name:	Bruce Jenks
Title:	Vice President

LENDERS

BANK OF AMERICA, N.A., as a Lender and Letter of Credit Issuer

By:	/s/ Bruce Jenks
Name:	Bruce Jenks
Title:	Vice President

Commitment = $100,000,000.00

Signature page to

Amendment No. 1 to Fourth Amended and Restated Loan and Security Agreement - Regional Management Corp.

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Michael S. Cameli
Name:	Michael S. Cameli
Title:	Director

Commitment = $44,000,000.00

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Daniel McCarthy
Name:	Daniel McCarthy
Title:	Vice President

Commitment = $35,000,000.00

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Bev Abrahams
Name:	Bev Abrahams
Title:	Senior Vice President

Commitment = $44,000,000.00

TEXAS CAPITAL BANK, N.A.
as a Lender

By:	/s/ Stephanie Hopkins
Name:	Stephanie Hopkins
Title:	Senior Vice President

Commitment = $22,000,000.00

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ William M. Laird
Name:	William M. Laird
Title:	Senior Vice President

Commitment = $80,000,000.00

Signature page to

Amendment No. 1 to Fourth Amended and Restated Loan and Security Agreement - Regional Management Corp.

SCHEDULE 4.4

LOCATIONS OF BOOKS AND RECORDS AND COLLATERAL

Location of Records Concerning Collateral

509 West Butler Road, Greenville, South Carolina 29607

Location of Collateral and Places of Business

509 West Butler Road, Greenville, South Carolina 29607; see also attached List of Branches.

ADDENDUM TO SCHEDULE 4.4

LOCATION OF COLLATERAL

815 West Greenwood Street, Suite 3	Abbeville	SC	29620
314 Richland Avenue West	Aiken	SC	29801
8144 U.S. Highway 431	Albertville	AL	35950
792 Commerce Drive, Suite 101	Alexander City	AL	35010
2705 North Main Street, Suite C	Anderson	SC	29621
2705 N. Main Street, Suite G	Anderson	SC	29621
1310 Quintard Avenue	Anniston	AL	36201
1215 Anthony Drive, Suite G; PO Box 3225	Anthony	NM	88021
1321 Bell Road	Antioch	TN	37013
583 Brindlee Mountain Pkwy., PO Box 933	Arab	AL	35016
840 Secretary Drive	Arlington	TX	76015
1337 C East Dixie Drive	Asheboro	NC	27203
473 Hendersonville Road, Suite A	Asheville	NC	28803
920 Highway 72 E, Brookhill Plaza, PO Box 288	Athens	AL	35611
959 Gilbert Ferry Road, SE, Suite M	Attalla	AL	35954
2140 East University Drive, Suite E	Auburn	AL	36830
6615 Airport Blvd.	Austin	TX	78752
719 West William Cannon, Suite 112	Austin	TX	78745
197 Main Street	Barnwell	SC	29812
112D West Church Street	Batesburg	SC	29006
2303 Boundary Street, Suite 3	Beaufort	SC	29902
6240 Phelan Blvd.	Beaumont	TX	77706
218 City Square	Belton	SC	29627
145 Hwy 15 & 401 Bypass, Suite 7	Bennettsville	SC	29512
5031 Ford Parkway, Suite 104	Bessemer	AL	35020
1930 Edwards Lake Road, Suite 120	Birmingham	AL	35235
981 U.S. Highway 431 South	Boaz	AL	35957
3906 Hwy 9, Suite C	Boiling Springs	SC	29316
1135 Volunteer Parkway, Suite 1	Bristol	TN	37620
857 E. Washington Street, Suite D	Brownsville	TX	78520
1710 C, Suite 101 South Texas Avenue	Bryan	TX	77802
2140 S. Church Street	Burlington	NC	27215
1047 Broad Street	Camden	SC	29020
528 Knox Abbott Drive	Cayce	SC	29033
567 King Street	Charleston	SC	29403
1300 Savannah Highway, Suite 12	Charleston	SC	29407
9123 Monroe Road, Suite 100	Charlotte	NC	28270
4401 E. Independence Blvd., Suite #102	Charlotte	NC	28205

5210 North Tryon Street, Unit B	Charlotte	NC	28213
6407 South Blvd., Suite J	Charlotte	NC	28217
5716 Ringgold Road, Unit 106	Chattanooga	TN	37412
233 Second Street	Cheraw	SC	29520
220 Town Mart	Clanton	AL	35045
891 Keith Street, Suite 6	Cleveland	TN	37311
6729 L Two Notch Road	Columbia	SC	29223
810 Dutch Square Blvd., Suite 102	Columbia	SC	29210
7509 Garners Ferry Road, Suite F	Columbia	SC	29209
6729 Two Notch Road, Unit B	Columbia	SC	29223
136 Bear Creek Pike, Suite E	Columbia	TN	38401
3401 W. Davis Street, Suite A1	Conroe	TX	77304
302 Main Street	Conway	SC	29526
516 S. Willow Avenue	Cookeville	TN	38501
4918 Ayers Road, Ayers Plaza, Suite 136	Corpus Christi	TX	78415
126 The Crossings	Crossville	TN	38555
1710 2nd Avenue SW, Suite 5	Cullman	AL	35055
3186 Alabama Highway 157	Cullman	AL	35058
200 Able Drive, Suite 12	Dayton	TN	37321
2699 Sandlin Rd., Suite B-2	Decatur	AL	35601
2314 6th Avenue SE, Suite B PO Box 298 (35602)	Decatur	AL	35601
2400 Veterans Blvd., Suite 10	Del Rio	TX	78840
121 Henslee Drive, Suite H	Dickson	TN	37055
222 East Main Street	Dillon	SC	29536
3074 Ross Clark Circle, Suite 8	Dothan	AL	36301
5410 NC Highway 55, Suite R	Durham	NC	27713
220 Jefferson Street	Eagle Pass	TX	78852
6932 Calhoun Memorial Hwy., Suite G	Easley	SC	29640
710 South Pendleton Street	Easley	SC	29640
229 Apple Square Plaza	Edgefield	SC	29824
613 East University Drive	Edinburg	TX	78539
500 N. Oregon, Suite E	El Paso	TX	79901
8720 Alameda Avenue, Suite A	El Paso	TX	79907
3333 N. Yarbrough Drive, Suite V	El Paso	TX	79925
9861 Dyer Street, Suite 4	El Paso	TX	79924
6920 Delta Drive, Suite 2	El Paso	TX	79905
1605 George Dieter Drive, Suite 302	El Paso	TX	79936
1111 Ireland Drive, Suite 102	Fayetteville	NC	28304
355 West Evans Street	Florence	SC	29501
1222 West Evans Street	Florence	SC	29501
2801 Mall Road, Suite 9	Florence	AL	35630
163 Cox Creek Parkway	Florence	AL	35630

2308 Gault Avenue North	Fort Payne	AL	35967
1518 Pennsylvania Avenue	Fort Worth	TX	76104
2725 NE 28th Street, Suite 130	Fort Worth	TX	76111
449 George Wallace Drive	Gadsden	AL	35903
515 North Limestone Street	Gaffney	SC	29340
841 Odum Road, Suite 105	Gardendale	AL	35071
3115 South 1st Street, Suite 300	Garland	TX	75041
2568 West Franklin Blvd.	Gastonia	NC	28052
808 East Franklin Blvd.	Gastonia	NC	28054
1113 N. Fraser Street	Georgetown	SC	29440
134 Saint James Avenue, Suite 6	Goose Creek	SC	29445
2080 N. Hwy. 360, Suite 140	Grand Prairie	TX	75050
817 W. Pioneer Parkway, Suite 156	Grand Prairie	TX	75051
2565 East Andrew Johnson Highway	Greeneville	TN	37745
3733 B Farmington Drive	Greensboro	NC	27407
2403 Battleground Avenue, Suite 6	Greensboro	NC	27408
1414 E. Washington Street, Suite H	Greenville	SC	29607
1414 E. Washington Street, Suite G	Greenville	SC	29607
2301 Wade Hampton Blvd., Suite 3	Greenville	SC	29615
631 Willow Lane, Suite K	Greenville	AL	36037
718A Montague Avenue	Greenwood	SC	29649
726-A Montague Avenue	Greenwood	SC	29649
1309 B West Poinsett Street	Greer	SC	29650
129 Lee Avenue	Hampton	SC	29924
318 E. Jackson Street	Harlingen	TX	78550
587 Highway 31 NW, Suite A PO Box 788	Hartselle	AL	35640
112 East Carolina Avenue	Hartsville	SC	29550
P O Box 545 (475 N. Main Street, Suite D)	Hemingway	SC	29554
512 South Main Street	Hendersonville	NC	28792
2442-B Hwy. 70 Southeast	Hickory	NC	28602
2108 N. Centennial Street, Suite 114	High Point	NC	27265
3659 Lorna Road, Suite 125	Hoover	AL	35216
7100 Regency Square Blvd., Suite 248	Houston	TX	77036
1804 Wirt Road	Houston	TX	77055
5517 Airline Drive, Suite E	Houston	TX	77076
459 Uvalde Road	Houston	TX	77015
6003 Bellaire Blvd., Suite G	Houston	TX	77081
4925 University Drive, Suite 110	Huntsville	AL	35816
700 Airport Road, Suite E	Huntsville	AL	35802
1918 North Story Road	Irving	TX	75061
319 Vann Drive, Suite B	Jackson	TN	38305
1811 Highway 78 East, Suite 110	Jasper	AL	35501

800 Highway 78 East, Suite 300	Jasper	AL	35501
3014 Bristol Highway, Suite 3	Johnson City	TN	37601
3379 Cloverleaf Parkway	Kannapolis	NC	28083
421 West Stone Drive, Suite 3	Kingsport	TN	37660
200 West Mill Street	Kingstree	SC	29556
218 E. Kleberg Avenue	Kingsville	TX	78363
7118 Maynardville Highway	Knoxville	TN	37918
1645 Downtown West Blvd., Unit 11	Knoxville	TN	37919
109 East Main Street	Lake City	SC	29560
226 S. Main Street	Lancaster	SC	29720
502 W. Calton Road, Suite 109	Laredo	TX	78041
1104-B North Meadow	Laredo	TX	78040
2300 N. Main Street, Suite 205	Las Cruces	NM	88001
507 N. Harper Street, Suite D	Laurens	SC	29360
224 West Main Street, Suite D	Lebanon	TN	37087
5175 Sunset Boulevard, Suite 4	Lexington	SC	29072
371 West Church Street	Lexington	TN	38351
110 E. Tyler Street	Longview	TX	75601
348 North Highway 701, Unit 1	Loris	SC	29569
588 Bailey Road, Suite E	Lumberton	NC	28358
2021 Gallatin Pike North, Suite 240	Madison	TN	37115
103 South Brooks Street	Manning	SC	29102
1107 East Godbold Street	Marion	SC	29571
509 S. Bicentennial Blvd	McAllen	TX	78501
2708 H E. Griffin Parkway	Mission	TX	78572
5238 U.S. Highway 90 W, Suite D	Mobile	AL	36619
6345 Airport Boulevard, Suite G	Mobile	AL	36608
104 Bi-Lo Way, Suite A2	Moncks Corner	SC	29461
3306 Highway 74 West, Unit D	Monroe	NC	28110
6144 Atlanta Highway	Montgomery	AL	36117
2206 Village Drive	Moody	A1	35004
1631 E. Andrew Johnson Highway	Morristown	TN	37814
1035 Johnnie Dodds Blvd., Suite C-7	Mt. Pleasant	SC	29464
1636 Memorial Blvd.	Murfreesboro	TN	37129
605 Broadway Street	Myrtle Beach	SC	29577
1337 Wilson Road	Newberry	SC	29108
2108 A W. Lindsey Street	Norman	OK	73069
404 E. Martintown Road, Suite 4	North Augusta	SC	29841
1924 Remount Raod	North Charleston	SC	29406
1922 Remount Road	North Charleston	SC	29406
867 U.S. Highway 17 South	North Myrtle Beach	SC	29582
80 McFarland Drive, Suite 2	Northport	AL	35473

7141 S. Western Avenue, Suite C	Oklahoma City	OK	73139
6221 N. Meridian Avenue	Oklahoma City	OK	73112
642 John C. Calhoun Drive	Orangeburg	SC	29115
1291 John C. Calhoun Drive	Orangeburg	SC	29115
1225 Snow Street, Suite 4	Oxford	AL	36203
1986 US Highway 78 East	Oxford	AL	36203
3910 Fairmont Parkway, Suite D	Pasadena	TX	77504
2401 Stemley Bridge Road, Suite 13	Pell City	AL	35125
3304 U.S. Highway 80 West, Suite E	Phenix City	AL	36870
246 Interstate Commercial Park Loop	Prattville	AL	36066
4011 Capital Blvd., Suite 123	Raleigh	NC	27604
4761 E. Hwy. 83, Suite B, Plaza Del Mar	Rio Grande City	TX	78582
592 N. Anderson Road	Rock Hill	SC	29730
704-C E. Broad Avenue	Rockingham	NC	28379
811 S. Jake Alexander Blvd.	Salisbury	NC	28147
4502 Centerview Drive, Suite 116	San Antonio	TX	78228
1121 SW Military Drive, Suite 101	San Antonio	TX	78221
14145 Nacogdoches Road, Suite 1	San Antonio	TX	78247
3221 Wurzbach Road	San Antonio	TX	78238
3655 Fredricksburg Road, Suite 119	San Antonio	TX	78201
4525 Rigsby Avenue, Suite 106	San Antonio	TX	78222
206-B West San Antonio Street	San Marcos	TX	78666
1605 S. Broad Street	Scottsboro	AL	35768
211 Oconee Square Drive	Seneca	SC	29678
1510 N. Kickapoo Avenue, Suite 1	Shawnee	OK	74804
10755 N. Loop, Suite P	Socorro	TX	79927
195A S. Converse Street	Spartanburg	SC	29306
110 Gamer Road, Suite 10, Merchants Plaza	Spartanburg	SC	29303
12220 Murphy Road, Suite H	Stafford	TX	77477
230 Signal Hill Drive	Statesville	NC	28625
115 E. Richardson Avenue	Summerville	SC	29483
251 Broad Street	Sumter	SC	29150
708 Bultman Drive	Sumter	SC	29150
513 East Battle Street, PO Drawer 475 (35181)	Talladega	AL	35160
2314 W. Adams Avenue, Suite C	Temple	TX	76504
1237 Highway 231 South	Troy	AL	36081
2001 Skyland Blvd. East, Suite C-l	Tuscaloosa	AL	35405
2523 East Fifth Street	Tyler	TX	75701
410 N. Duncan Bypass, Suite D	Union	SC	29379
2912 N. Laurent Street	Victoria	TX	77901
1615 N. Valley Mills Drive, Suite 1615	Waco	TX	76710
110A N. Memorial Avenue	Walterboro	SC	29488

1025 North Texas Blvd., Suite 17	Weslaco	TX	78596
622 Twelfth Street	West Columbia	SC	29169
420 Eastwood Road, Suite 101	Wilmington	NC	28403
153 N. Congress Street	Winnsboro	SC	29180
3193-D Peters Creek Parkway	Winston-Salem	NC	27127
4964 Martin View Lane	Winston-Salem	NC	27104
902 N. Main Street	Woodruff	SC	29388
710 E Liberty Street, Suite 102	York	SC	29745
1300 West Vandament Avenue, Suite 2301	Yukon	OK	73099

SCHEDULE 7.6

GAAP EXCEPTIONS

None

SCHEDULE 7.9

PERMITTED LIENS

Liens created by the following documents and any financing statements now existing or hereafter filed related thereto:

Business Loan Agreement dated on or about January 9, 2012, made by Regional with Wells Fargo Bank, National Association (“Wells Fargo”), allowing the company to borrow up to $1,500,000 on a revolving basis. As an inducement, Wells Fargo required the execution of a Promissory Note by Regional in favor of Wells Fargo (as identified in Schedule 8.6). related to certain real and personal property (as described therein) located at 507 and 509 W. Butler Road, Mauldin, South Carolina, as the same has been amended, modified or extended.

SCHEDULE 7.10

LICENSES

None.

SCHEDULE 7.13

COMPLIANCE WITH LAWS

None.

SCHEDULE 7.16

SUBSIDIARIES

Each of the entities listed below is a direct or indirect wholly owned subsidiary of Regional Management Corp.

Regional Finance Corporation of Alabama

Regional Finance Corporation of Georgia

Regional Finance Corporation of North Carolina

Regional Finance Corporation of South Carolina

Regional Finance Corporation of Tennessee

Regional Finance Corporation of Texas

Upstate Motor Company

Credit Recovery Associates Inc

Regional Finance Company of Oklahoma, LLC (wholly owned by Regional Finance Corporation of North Carolina)

Regional Finance Company of New Mexico, LLC (wholly owned by Regional Finance Corporation of South Carolina)

Regional Finance Company of Missouri, LLC

RMC Reinsurance, LTD

SCHEDULE 7.19

BANK ACCOUNTS

Bank Name	Account Number	City	State	Purpose	Company Name	Sweep Account
BB&T	XXXXXXXXXX	Winston Salem	NC	Depository	Regional Management Corp
BB&T	XXXXXXXXXX	Winston Salem	NC	Depository	Regional Finance Corp of TN
Compass Bank	XXXXXXXXXX	Birmingham	AL	Depository	Regional Finance Corp of TX
Compass Bank	XXXXXXXXXX	Birmingham	AL	Depository	Regional Finance Corp of TX
First Bank	XXXXXXXXXX	Dickson	TN	Depository	Regional Finance Corp of TN
First Citizens	XXXXXXXXXX	Columbia	SC	Depository	Regional Finance of SC
First Citizens	XXXXXXXXXX	Columbia	SC	Depository	Regional Finance of SC
First National	XXXXXXXXXX	Edinburgh	TX	Depository	Regional Finance Corp of TX
First National Bank	XXXXXXXXXX	Taladega	AL	Depository	Regional Finance Corp of AL
First National Bank of TN	XXXXXXXXXX	Livingston	TN	Depository	Regional Finance Corp of TN
First Tennessee Bank	XXXXXXXXXX	Memphis	TN	Depository	Regional Finance Corp of TN
International Bank and Commerce	XXXXXXXXXX	Laredo	TX	Depository	Regional Finance Corp of TX
International Bank and Commerce	XXXXXXXXXX	Laredo	TX	Depository	Regional Finance Corp of TX
International Bank and Commerce	XXXXXXXXXX	Laredo	TX	Depository	Regional Finance Corp of TX
NBSC	XXXXXXXXXX	Columbus	GA	Depository	Regional Finance Corp of SC
Southeast Bank	XXXXXXXXXX	Dayton	TN	Depository	Regional Finance Corp of TN
Southside	XXXXXXXXXX	Tyler	TX	Depository	Regional Finance Corp of TX
US Bank	XXXXXXXXXX	Columbia	TN	Depository	Regional Finance Corp of TN
Bank Of America	XXXXXXXXXX	Charlotte	NC	Reinsurance	RMC Reinsurance
Bank Of America	XXXXXXXXXX	Charlotte	NC	Payroll	Regional Management Corp	Sweep Account
Bank Of America	XXXXXXXXXX	Charlotte	NC	Loan Disbursement	Regional Management Corp	Sweep Account
Bank Of America	XXXXXXXXXX	Charlotte	NC	Master Depository	Regional Management Corp
Bank Of America	XXXXXXXXXX	Charlotte	NC	Master Funding	Regional Management Corp
Bank Of America	XXXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corp of SC	Sweep Account
Bank Of America	XXXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corp of TX	Sweep Account
Bank Of America	XXXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corp of TX	Sweep Account
Bank Of America	XXXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corp of TX	Sweep Account
Bank Of America	XXXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corp of OK	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	Used to transfer all non Wachovia deposits to main SC Checking	Regional Management Corp
Wells Fargo	XXXXXXXXXX	Greenville	SC	SC Checking / Depository (sweep account)	Regional Finance Corp of SC	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	SC Checking / Depository (sweep account)	Regional Finance Corp of SC	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	SC Checking / Depository (sweep account)	Regional Finance Corp of SC	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	RMC Checking / Depository (sweep account)	RMC Financial Services Corp	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	TX Checking / Depository (sweep account)	Regional Finance Corp of TX	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	NC Checking / Depository (sweep account)	Regional Finance Corp of NC	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	TN Checking / Depository (sweep account)	Regional Finance Corp of TN	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	AL Checking / Depository (sweep account)	Regional Finance Corp of AL	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	ACS	AutoCredit Source	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	Corporate AP	Regional Management Corp	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	Corporate Loan Solicitation	Regional Management Corp	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	SC Loan Solicitation	Regional Finance Corp of SC	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	TN Loan Solicitation	Regional Finance Corp of TN	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	TX Loan Solicitation	Regional Finance Corp of TX	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	NC Loan Solicitation	Regional Finance Corp of NC	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	SC NB Loan Solicitation	Regional Finance Corp of SC	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	TN NB Loan Solicitation	Regional Finance Corp of TN	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	TX NB Loan Solicitation	Regional Finance Corp of TX	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	NC NB Loan Solicitation	Regional Finance Corp of NC	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	AL NB Loan Solicitation	Regional Finance Corp of AL	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	Closed	Regional Finance Corp of TX
Wells Fargo	XXXXXXXXXX	Greenville	SC	Closed	Regional Finance Corp of TX
Wells Fargo	XXXXXXXXXX	Greenville	SC	Closed	Regional Finance Corp of TX
Wells Fargo	XXXXXXXXXX	Greenville	SC	Closed	Regional Finance Corp of TX
Wells Fargo	XXXXXXXXXX	Greenville	SC	Closed	Regional Finance Corp of TX
Wells Fargo	XXXXXXXXXX	Greenville	SC	NM Checking	Regional Finance Corp of NM	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	RMC Central	RMC	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	CRA/Depository (sweep account)	CRA	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	SC Trust CRA	CRA
Wells Fargo	XXXXXXXXXX	Greenville	SC	NM NB Loan Solicitation Account	Regional Finance Corp of NM	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	NM Loan Solicitation Account	Regional Finance Corp of NM	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	OK NB Loan Solicitation Account	Regional Finance Corp of OK	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	OK Loan Solicitation Account	Regional Finance Corp of OK	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	AL Loan Solicitation Account	Regional Finance Corp of AL	Sweep Account

SCHEDULE 8.3

GUARANTIES

None

SCHEDULE 8.6

DEBT

Promissory Note, dated January 9, 2012, in an aggregate principal amount not to exceed $1,500,000 made by Regional payable to the order of Wells Fargo, National Association (the “Wells Fargo Revolver”), as the same has been amended, modified or supplemented.